EXHIBIT 10.26

                                                               EXECUTION VERSION


                            STOCK PURCHASE AGREEMENT

            This STOCK PURCHASE AGREEMENT (this "Agreement") is entered into as of this 31st day of May, 2007 (the "Effective Date"), by and among Arrow Partners LP, a Delaware limited partnership ("Arrow LP"), Arrow Capital Management LLC, a Delaware limited liability company ("Arrow Capital"), and Arrow Offshore Ltd., a Cayman Islands exempted company ("Arrow Cayman," and together with Arrow LP, the "Buyers"), on the one hand, and SOF U.S. Hotel Co Invest Holdings, L.L.C., a Delaware limited liability company ("SOF"), and Rivacq LLC, a Delaware limited liability company ("Rivacq"), on the other hand.

                                    Recitals

            WHEREAS, Rivacq, SOF, Arrow LP, and Arrow Capital are parties to that certain Option and Voting Agreement, dated as of August 3, 2006 (the "Option Agreement"), pursuant to which, among other things, SOF granted to Arrow Capital an option (the "Option") to purchase a 49% interest in Rivacq (the "Minority Rivacq Interest").

            WHEREAS, pursuant to that certain Assignment and Assumption Agreement, dated December __, 2006, Arrow Capital assigned all of its rights in, and delegated all of its duties under, the Option Agreement, jointly and severally, to the Buyers, except that with respect to the Option, Arrow Capital assigned all of its right, title and interest to purchase (a) 15% of the Rivacq Minority Interest to Arrow Cayman, and (b) 34% of the Rivacq Minority Interest to Arrow LP.

            WHEREAS, the Buyers desire to purchase from Rivacq, and Rivacq desires to sell to the Buyers, an aggregate of 307,447 shares (the "Shares") of Common Stock of Riviera Holdings Corporation, a Nevada corporation ("Riviera"), in exchange for the Purchase Price, as defined in Section 2.2 below (the "Sale").

            WHEREAS, concurrently with the Sale, the parties hereto desire to terminate the Option Agreement and the Option.

            NOW, THEREFORE, in consideration of the covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Defined Terms. Each capitalized term used, but not specifically defined herein shall have the meaning set forth in the Option Agreement.

2. Sale and Purchase; Closing.

      2.1 Sale and Purchase. On the Closing Date (as defined in Section 2.4), Rivacq shall sell, transfer, convey, and assign (a) to Arrow LP, all right, title and interest in and to 213,331 Shares, and (b) to Arrow Cayman, all right, title and interest in and to 94,116 Shares, in each case, free and clear of any and all Encumbrances, in exchange for the delivery by the Buyers of the Purchase Price (as defined in Section 2.2).

      2.2 Purchase Price. In consideration for the sale of the Shares pursuant to Section 2.1, on the Closing Date, Arrow LP shall deliver to Rivacq the sum of $3,451,825.02, and Arrow Cayman shall deliver to Rivacq the sum of $1,522,863.98 (collectively, the "Purchase Price"). The Purchase Price shall be delivered by wire transfer of immediately available funds to an account designated by Rivacq.

      2.3 Delivery. On the Closing, Rivacq shall deliver to the Buyers (a) a certificate or certificates representing the Shares, and (b) all documents, instruments, certificates and stock powers, necessary to transfer and assign the Shares to the Buyers, against payment of the Purchase Price.

      2.4 Closing. The Sale shall take place no later than two (2) business days after the Legal Opinion (as defined in Section 4) has been delivered to, and accepted by, the Buyers, Riviera and its transfer agent (the "Closing Date"). The closing of the Sale shall take place at such place and time as is mutually agreeable to the parties hereto.

3. Reimbursement of Expenses. The parties acknowledge and agree that $362,984, of the Purchase Price represents out-of-pocket and documented expenses incurred by Rivacq to date in connection with the Merger and its merger negotiations with Riviera (the "Expense Amount"). In the event that Rivacq receives, directly or indirectly, from Riviera a topping fee, break-up fee, termination fee, or similar fee in respect of the Merger or a merger agreement (each, a "Riviera Fee"), Rivacq shall pay to the Buyers, no later than 5 business days after receipt, 49% of the Riviera Fee; provided, that in no event shall the amount payable by Rivacq pursuant to this Section 3 exceed the Expense Amount. As between the Buyers, any amounts paid pursuant to this Section 3 shall be divided in the same proportion as the Purchase Price was paid by the Buyers.

4. Covenants to Close. Rivacq, on the one hand, and the Buyers, on the other hand, will each use their commercially reasonable to cause the Sale to be consummate as soon as reasonably practicable after the date hereof. Without limiting the generality of the foregoing, Rivacq shall cause to be delivered to the Buyers, Riviera, and its transfer agent, a legal opinion (the "Legal Opinion"), in form and substance reasonably satisfactory to such parties, that the Sale of the Shares does not require registration under the Securities Act of 1933, as amended (the "Act").

5. Representations and Warranties of Rivacq. SOF and Rivacq, jointly and severally, hereby represent and warrant to each Buyer that, as of the date hereof and as of the Closing Date:

      5.1 Rivacq is the record and beneficial owner of the Shares, has all right, title, and interest in and to the Shares, and has all requisite power and authority to sell, assign, transfer, and deliver the Shares to the Buyers, free and clear of all Encumbrances. Upon payment by the Buyers of the Purchase Price in accordance with this Agreement, and assuming that the Buyers are acting in good faith and without any notice of any adverse claim (as defined in Section 8-102 of the New York Commercial Code), the Buyers will acquire the Shares free of any adverse claim.

      5.2 The Sale may be effectuated under the Act, and applicable state securities laws without registering or qualifying the Shares thereunder.

      5.3 Rivacq is not an "affiliate" of Riviera, as that term is defined in paragraph (a)(1) of Rule 144 promulgated under the Act (Rule 144").

      5.4 Rivacq purchased the Shares from an "affiliate" of Riviera, as that term is defined in paragraph (a)(1) of Rule 144, and fully paid for 147,000 of the Shares on January 6, 2006 and 160,447 of the Shares on August 4, 2006 and, in each case, has held the Shares continuously since that time. The Shares were acquired in a private transaction separate from any public offering and Rivacq did not purchase such Shares with a view to distribution of the Shares in violation of the Act.

      5.5 Rivacq has not entered into any agreements with Riviera or any other person or entity that would prohibit or limit Rivacq from selling, transferring, or entering into any contracts or hedging activities relating to the Shares.

      5.6 Rivacq has made no offers to sell the Shares, other than to the Buyers.

      5.7 Rivacq has not offered or sold the Shares by any form of general solicitation or advertising.

6. Investment Representations and Warranties. Each Buyer hereby makes to Rivacq, as of the date hereof and as of the Closing Date, the representations and warranties set forth below (and agrees that (a) Riviera's transfer agent may rely on the same for the purposes of transferring the Shares on the books and records of the Company, and (b) Rivacq's counsel may rely on the same for the purposes of rendering the Legal Opinion):

      6.1 It has been informed that the Shares have not been registered under the Act, or any state securities ("Blue Sky") law, are "restricted securities" as defined in Rule 144, and must be held by it indefinitely at its economic risk unless they are registered under the Act and applicable Blue Sky laws, or exemptions from such registration are available.

      6.2 It understands that Riviera is under no obligation to register the sale, transfer or other disposition by it or on its behalf of the Shares under the Act or any applicable Blue Sky law, or take any other action necessary in order to make compliance with an exemption from registration available.

      6.3 The Shares were offered and will be transferred by Rivacq to such Buyer without any general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

      6.4 It has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of investing in the Shares, and that it is able to bear the economic risk of this investment.

      6.5 It is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated by the Securities and Exchange Commission under the Act.

      6.6 The Shares are being acquired by it for investment and not with a view to, or in connection with, any distribution thereof nor with any present intention of distributing such Shares.

      6.7 It has been provided with copies of Riviera's Form 10-K for its latest fiscal year, Riviera's Form 10-Q for its latest fiscal quarter, and any Forms 8-K prepared by Riviera since the date of such Form 10-Q, all as filed by Riviera with the Securities and Exchange Commission.

7. Termination of Option Agreement. Arrow LP, Arrow Capital, Arrow Cayman, SOF and Rivacq hereby mutually agree that, effective concurrently with the Closing Date, the Option Agreement and the Option are hereby terminated and no longer have any force or effect, including, without limitation, any provision of the Option Agreement that purports to survive a termination of that agreement.

8. Mutual Release. Effective concurrently with the Closing Date, each of Rivacq and SOF, on the one hand, and Arrow LP, Arrow Capital, and Arrow Cayman, on the other hand, hereby fully and forever releases and discharges the other, together with any and all of the other parties' present or former agents, stockholders, members, partners, directors, officers, employees, principals, successors and assigns (collectively the "Released Parties"), from and against any and all claims, actions, suits, causes of action, judgments, liens, promises, executions, debts, damages, demands, liabilities and controversies whatsoever, or every nature and description, in law or in equity, whether known or unknown and whether arising by statute, at common law or otherwise, which such party ever had or now has against the Released Parties, from the beginning of the world to the date of this Agreement, and which arise out of, or relate to, the Option or the Option Agreement, but specifically excluding those arising out of this Agreement.

9. Subsequent Transfers. Each Buyer hereby covenants and agrees that the Shares will not be offered for sale, sold, delivered after sale, transferred, pledged or hypothecated in the absence of an effective registration statement for such Shares under the Act and applicable Blue Sky laws or an opinion of counsel satisfactory in form and substance to Riviera that registration is not required under the Act and applicable Blue Sky laws.

10. General Terms.

      10.1 Expenses. Except as otherwise specified in this Agreement, all costs and expenses, including fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

      10.2 Notices. All notices, requests, claims, demands and other communications hereunder shall be in writing and shall be given or made (and shall be deemed to have been duly given or made upon receipt) by delivery in person, by an internationally recognized overnight courier service, by facsimile or by registered or certified mail (postage prepaid, return receipt requested) to the respective parties hereto at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 10.2):

            If to Arrow LP, Arrow Capital, or Arrow Cayman:

            499 Park Avenue
            10th  Floor
            New York, NY 10022
            Facsimile: (212) 243-1620
            Attention: Mal Serure

            with a copy to:

            Eisner & Frank
            9601 Wilshire Boulevard
            Suite 700
            Beverly Hills, CA 90210
            Facsimile: (310) 855-3201
            Attention: Michael Eisner

            If to SOF or Rivacq:

            SOF U.S. Hotel Co Invest Holdings, L.L.C.
            591 West Putnam Avenue
            Greenwich, CT 06830
            Facsimile: (203) 422-7873
            Attention: Ellis Rinaldi

            with a copy to:

            Cadwalader, Wickersham & Taft LLP
            One World Financial Center
            New York, NY 10281
            Facsimile: (212) 504-6666
            Attention: Andrew J. Perel

      10.3 Public Announcements. No party to this Agreement shall make, or cause to be made, any press release or public announcement in respect of this Agreement or the transactions contemplated hereby or otherwise communicate with any news media without the prior written consent of the other parties, unless otherwise required by law or applicable stock exchange regulation, and the parties shall cooperate as to the timing and contents of any such press release, public announcement or communication.

      10.4 Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties hereto with respect to the subject matter hereof, including, but not limited to, the Option Agreement.

      10.5 Headings. The headings in this Agreement are for reference purposes only and do not affect in any way the meaning or interpretation of this Agreement.

      10.6 Assignment. This Agreement may not be assigned by operation of law or otherwise (a) by Arrow LP, Arrow Capital, or Arrow Cayman, without the express written consent of Rivacq and SOF (which consent may be granted or withheld in the sole discretion of Rivacq and SOF) or (b) by SOF or Rivacq without the express written consent of Arrow LP (which consent may be granted or withheld in the sole discretion of Arrow LP).

      10.7 Amendment. This Agreement may not be amended or modified except (a) by an instrument in writing signed by, or on behalf of, SOF, Rivacq, Arrow LP, Arrow Capital, and Arrow Cayman or (b) by a written waiver executed by Arrow, Arrow Capital, or Arrow Cayman, on the one hand, or by SOF and Rivacq, on the other hand.

      10.8 No Third Party Beneficiaries. Except for the provisions of Section 8, this Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other person any legal or equitable right, benefit or remedy of any nature whatsoever.

      10.9 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed in and to be performed in that state and without regard to any applicable conflicts of law principles. All actions or disputes arising out of or relating to this Agreement shall be heard and determined exclusively in any New York federal court sitting in the Borough of Manhattan of The City of New York, provided, however, that if such federal court does not have jurisdiction over such action or dispute, it shall be heard and determined exclusively in any New York state court sitting in the Borough of Manhattan of The City of New York. Consistent with the preceding sentence, the parties hereto hereby (a) submit to the exclusive jurisdiction of any federal or state court sitting in the Borough of Manhattan of The City of New York for the purpose of any action or dispute arising out of or relating to this Agreement brought by any party hereto and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action or dispute, any claim that it is not subject personally to the jurisdiction of the above named courts, that its property is exempt or immune from attachment or execution, that the action or dispute is brought in an inconvenient forum, that the venue of the action or dispute is improper, or that this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the above named courts. In the event of a dispute arising out of this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees and costs.

      10.10 Waiver of Jury Trial. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under, or in connection with this Agreement or the transactions contemplated hereby. Each of the parties hereto hereby (a) certifies that no representative, agent or attorney of the other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver and (b) acknowledges that it has been induced to enter into this Agreement and the transactions contemplated by this Agreement, as applicable, by, among other things, the mutual waivers and certifications in this Section 10.10.

      10.11 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                                    SOF U.S. HOTEL CO-INVEST HOLDINGS, L.L.C.

                                       By: SOF-VII U.S. Hotel Holdings,
                                           ----------------------------
                                           L.L.C.
                                           ----------------------------

                                          By:
                                              -------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                       By: I-1/I-2 U.S. Holdings, L.L.C.
                                           -----------------------------
                                          By:
                                              -------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer


                                    RIVACQ LLC

                                    By: SOF U.S. Hotel Co-Invest Holdings,
                                        ----------------------------------
                                        L.L.C.
                                        ----------------------------------

                                       By: SOF-VII U.S. Hotel Holdings,
                                           ----------------------------
                                           L.L.C.
                                           ----------------------------

                                          By:
                                             --------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                       By: I-1/I-2 U.S. Holdings, L.L.C.
                                           -----------------------------

                                          By:
                                             ---------------------------
                                          Name: Barry S. Sternlicht
                                          Title: Chief Executive Officer

                                    ARROW CAPITAL MANAGEMENT LLC

                                       By:
                                           ------------------------------
                                       Name: Mal Serure
                                             ----------------------------
                                       Title: Managing Member
                                              ---------------------------


                                    ARROW PARTNERS LP

                                       By:
                                           ------------------------------
                                       Name: Mal Serure
                                             ----------------------------
                                       Title: General Partner
                                             ----------------------------


                                    ARROW OFFSHORE LTD

                                       By:
                                           ------------------------------
                                       Name: Mal Serure
                                             ----------------------------
                                       Title: Director
                                             ----------------------------